Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 16: - SUBSEQUENT EVENTS

a.	On February 8, 2026, the Board’s then chairman, Sami Totah, was succeeded by Mr. Rami Schwartz, a member of the Board.

b.	On February 10, 2026, the Board approved the compensation terms of the Company’s Chief Financial Officer, including the grant of 50,000 RSUs. The RSUs vest over a period of 2 years, commencing on the grant date.

c.	On March 19, 2026, the Chairman of the Board was granted with additional 6,560 RSUs and 8,747 options for his service as Chairman. The RSUs and options vest over a period of 8 months, in equal monthly installments commencing on the grant date. The options have an exercise price of $12.82 per share and expire 10 years from the grant date. See also Note 16a.